Independent Accountant’s Report

Board of Directors and Management

Apoyo Financiero, Inc.

One Concord Center

2300 Clayton Road, Suite 1170 Concord, CA 94520

and

Ares Alternative Credit Management LLC 245 Park Ave, 44th Floor New York, NY 10167

and

Aflac Global Investments

100 Wall Street, 29th Floor

New York, NY 10005

and

HSBC Securities (USA) Inc. 66 Hudson Yards New York, NY 10001

Ladies and Gentlemen:

We have performed the procedures enumerated below on certain records and transactions of Apoyo Financiero, Inc. referred to herein as the Company, for the purpose of assisting Ares Alternative Credit Management LLC, Aflac Global Investments, and HSBC Securities (USA) Inc. (together with the Company, the Specified Parties) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance receivable-backed notes issued by Apoyo Financiero Inc. in accordance with the note purchase agreement (the Proposed Transaction). The Company’s Management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the Proposed Transaction. The Company is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

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The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of receivable-backed notes (the Notes) issued by Apoyo Financiero, Inc. Additionally, the Ares Alternative Credit Management LLC, Aflac Global Investments, and HSBC Securities (USA) Inc. have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

For the purpose of this report:

  (i)  The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File.” Additionally, a different report named “Loan Tape June 2024 Nuevos Matriz” provided in a standard Microsoft Excel format by the Company containing loans originated between October 2023 and June 2024 that was received for the sole purpose of testing color grading system (Attribute 8) shall be herein referred to as “Loan Data File #2.”

  (ii)  The fields in the Loan Data File, as listed in Exhibit A, shall be herein referred to as “Specified Attributes;”

  (iii) The term “Loan Agreement” means unsecured loan contract; and

  (iv) The term “screenshots” refers to a screen image that the Company’s management represented as information from the Company’s loan system

Agreed-Upon Procedures and Findings

The Procedures performed and associated findings are as follows:

On July 26, 2024, representatives of the Company provided us with a computer-generated Loan Data File containing, as represented to us by the Company, data as of June 30, 2024. The Loan Data File contained 24,293 individual customer loans, herein referred to as the “Underlying Assets,” that management represented was the entire population of the Underlying Assets in the Proposed Transaction. In accordance with the arrangement letter dated August 8, 2024, we selected a random sample of 250 loans from the Loan Data File, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter.

Additionally, for Attribute 8, the Company provided us with the Loan Data File #2 that contained 1,125 individual customer loans that management represented was the entire population subject to the color grading system for Attribute 8. From this population, we selected a random sample of 50 selections for purposes of our Attribute 8 testing in accordance with the arrangement letter dated August 8, 2024.

For the sample, we compared the specified attributes outlined in Exhibit A (Specified Attributes) and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A. We found all Specified Attributes to agree to source documents, with the exception of the following:

  1. Out of the 250 selections, two (or .08%) selections related to Specified Attribute 2.d of Attachment A, defined as “We will compare the monthly rate on the Loan Data File to the loan agreement (calculated as 1/12th of the annual rate),” had discrepancies between the monthly rate reported in the Loan Data File and the loan agreement (source document) provided by the Company.

Selection #	Monthly Rate per Loan Data File	Monthly Rate per Loan Agreement
19	3.10%	3.19%
67	2.90%	3.00%

  2. Out of the 250 selections, one (or .04%) selections related to Specified Attribute 3.c of Attachment A, defined as “ We will compare the delinquency bucket on the Loan Data File to the screenshots from the servicing system,” had discrepancies between the delinquency bucket reported in the Loan Data File and the source document provided by the Company.

Selection #	Deliquency per Loan Data File	Delinquency per Screenshots from Servicing System
125	1-29 days past due	0 days past due

  3. Out of the 250 selections, 26 (or 10.4%) selections related to Specified Attribute 4.a in Attachment A, defined as “We will compare the annual income on the Loan Data File to the screenshots from the origination system,” had discrepancies between the annual income reported in the Loan Data File and the source document provided by the Company.

Selection #	Annual income per Loan Data File	Annual Income per Screenshots from Origination System
1 $	31,329	$34,941
18	97,123	105,123
22	31,320	33,023
31	54,080	35,222
42	33,559	38,400
47	78,000	80,730
50	60,086	53,248
54	40,763	42,597
55	54,120	72,000
71	42,640	47,840
76	26,400	9,900
81	32,240	27,621
124	33,466	53,092
139	28,800	30,800
152	72,557	78,395
153	30,000	36,400
159	37,620	86,531
161	40,800	34,544
162	48,436	83,341
169	49,749	81,003
170	36,000	30,426
191	33,381	74,438
193	52,800	64,098
197	74,880	79,039
207	36,824	40,572
221	18,025	46,049

  4. Out of the 50 selections related to attribute 5, two (or 4%) selections related to Specified Attribute 5.i. in Attachment A, defined as “Inspect the approval of the new loan, renewal, or modification and compare with the list of individuals able to approve loans,” were automatically approved by the origination system, hence, there were no individual approvers to inspect. In both instances, they were loans being renewed. See below for criteria used for our sampling for attribute 5:

  a.  Loans booked in the last 12 months.

  b.  At least 50% new loans, 30% former customers with new loans, and the remaining number are renewed loans.

  c.  The mix of originated online loans and originated in person will be at least 75% originated online and the remaining originated in branches.

  d.  The mix of current loans to delinquent loans are at least 85% of the loans are current and the remaining are delinquent.

For the 50 selections related to attribute 5 (see paragraph above for criteria used for our sampling) related to Specified Attribute 5.iii. in Attachment A, defined as “If any amounts are distributed as cash out to the borrower, list the amounts cashed out,” we were asked to list the amounts cashed out by the borrower. See below:

Selection	Product	Amount Financed	Amounts Cashed Out Per Loan Agreement
1	Former	$10,065	$9,990
2	Former	7,500	7,500
3	Former	9,075	9,000
4	Former	7,300	7,300
5	Former	7,075	7,000
6	Former	7,600	7,600
7	Former	6,000	6,000
8	Former	4,575	4,500
9	Former	4,075	4,000
10	Former	4,975	4,900
11	Former	5,075	5,000
12	Former	6,075	6,000
13	Former	8,075	8,000
14	Former	8,075	8,000
15	Former	10,075	10,000
16	New	2,575	2,500
17	New	3,075	3,000
18	New	5,075	5,000
19	New	5,075	5,000
20	New	5,075	5,000
21	New	3,575	3,500
22	New	2,625	2,550
23	New	3,575	3,500
24	New	3,475	3,400
25	New	3,475	3,400

Selection	Product	Amount Financed	Amounts Cashed Out Per Loan Agreement
26	New	$5,975	$5,900
27	New	5,975	5,900
28	New	5,075	5,000
29	New	5,075	5,000
30	New	11,075	11,000
31	New	10,075	10,000
32	New	10,075	10,000
33	New	8,075	8,000
34	New	6,875	6,800
35	New	2,675	2,600
36	New	3,575	3,500
37	New	2,975	2,900
38	New	4,975	4,900
39	New	3,575	3,500
40	New	3,575	3,500
41	Renewal	9,554	4,550
42	Renewal	10,046	5,650
43	Renewal	10,332	5,000
44	Renewal	10,731	3,350
45	Renewal	10,443	3,200
46	Renewal	10,981	5,100
47	Renewal	11,540	3,000
48	Renewal	14,818	7,100
49	Renewal	9,400	3,000
50	Renewal	9,797	2,350

For a set of 130 selections related to Specified Attribute 6, five per branch, we were asked to report the loans approved in exception of loan policy as part of the Specified Procedures, “compare the Approval Authorities for new Loans to the Company loan policy. If the loan was approved in exception of policy, RSM will notate the policy exception.” We noted that out of the 130 selections, 19 were approved with exception of loan policy. Of the 19 selections, 16 selections were exceptions due to the borrower falling in red within the Company’s risk color grading system, one selection was related to the address verification process, one selection was related to the borrower not meeting the ability to pay (ATP) metric, and one selection was related to the borrower’s current account being delinquent at the time on the new loan.

Additionally, for a set of 250 selections related to Specified Attribute 7, we were asked to compare the borrower’s FICO score in the data tape to the credit report, “for those loans with a FICO score, we will compare the FICO score in the Data File to the borrower’s credit report. For those loans without a FICO score, we will notate no FICO score is available.” We noted that out of the 250 selections, 22 (or 9%) selections did not have a FICO report provided.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

  •  Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Company, or any other party for the purposes of RSM US LLP performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us.

  •  Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

  •  Addressing the value of collateral securing any such assets being securitized.

  •  Addressing the compliance of the originator of the assets with federal, state and local laws and regulations.

  •  Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

  •  Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

  •  Forming any conclusions.

  •  Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the Proposed Transaction.

  •  Substantiating your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

  •  Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, RSM US LLP should not be regarded as having in any way warranted or given assurance to the items noted above.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation. If a party not previously outlined has obtained, or has access to, this report without having executed an agreement with RSM US LLP wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a Nonspecified Party), that Nonspecified Party cannot:

  (i)  Rely upon this report, and any use of this report by that Nonspecified Party is its sole responsibility and at its sole and exclusive risk; or

  (ii) Acquire any rights or claims against RSM US LLP, and RSM US LLP assumes no duties or obligations to such Nonspecified Party.

The Nonspecified Party may not disclose or distribute this report or any of the report’s contents to any other party (including, but not limited to, electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

San Francisco, California

February 4, 2025

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
2.a	Booking date (contract date)	Loan agreement
2.b	Amount financed	Loan agreement
2.c	Monthly term	Loan agreement
2.d	Monthly rate (calculated as 1/12th of annual percentage rate)	Loan agreement
3.a	First payment	Screenshots from AFI’s servicing system
3.b	Payment subsequent to the first payment (if applicable)	Screenshots from AFI’s servicing system
3.c	Delinquency bucket	Screenshots from AFI’s servicing system
3.d	Principal balance	Screenshots from AFI’s servicing system
4.a	Annual income	Screenshots from the origination system
4.b	Original number of payments	Screenshots from the origination system
4.c	Internal AFI score	Screenshots from the origination system
4.d	Product type	Screenshots from the origination system
5.i	Approval of the new loan, renewal, or modification	List of approvers in the authorization list and people organizational chart
5.ii	Amount financed, loan term, monthly rate, administrative fee for approved loans	List of approvers in the authorization list, table of approval authorities in loan policy, AFI ACC Authorization List, supplementary loan policy.
5.iii	Cash distribution (if applicable)	Loan agreement
5.iv	ACH payment (if applicable)	ACH authorization
5.v	Customer signature or electronic approval	Loan agreement or electronic approval screenshot
5.vi	Employment verification or income inspection	Origination system screenshot
5.vii	Payment status (current or delinquent)	Payment history from servicing system
6.	Approval authorization for new loans	Company’s loan authorization matrix
7.	FICO Score	Borrower’s credit report
8.	Color grading type	AFI’s internal score and FICO score grading system